Exhibit 32.2

CHIEF FINANCIAL OFFICER CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Lexington Realty Trust (the “Trust”) on Form 10-K for the period ended December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof, I, Patrick Carroll, Chief Financial Officer of the Trust, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

/s/ Patrick Carroll
Patrick Carroll
Chief Financial Officer
March 12, 2019